PRIME CASH FUND                                               ANNUAL REPORT
380 Madison Avenue                                        December 31, 1996
Suite 2300
New York, New York 10017

STATEMENT OF NET ASSETS
December 31,  1996
Cash and Net Assets - 100.0%. . . . . . . . . . . .                 $1,001
Applicable to 1,001 shares outstanding (unlimited
   number of $.01 par value shares authorized). . .                  $1.00


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

   Interest Income. . . . . . . . . . . . . . . . .              $ 124,066

EXPENSES:

   Investment Adviser Fees (note B) . . . . . . . .   $ 5,481
   Administrator Fees (note B). . . . . . . . . . .     5,481
   Audit and Accounting Fees. . . . . . . . . . . .     2,500
   Transfer and Shareholder Servicing Agent Fees. .       747
   Custodian Fees . . . . . . . . . . . . . . . . .       628
   Legal Fees . . . . . . . . . . . . . . . . . . .       500
                                                       15,337

   Fees waived by Investment Adviser (note B) . . .   (1,108)
   Fees waived by Administrator (note B). . . . . .   (3,295)
   Reimbursement of expenses by Administrator (note B)(2,188)


   Net expenses . . . . . . . . . . . . . . . . . .                  8,746

       NET INVESTMENT INCOME. . . . . . . . . . . .              $ 115,320

            See accompanying notes to financial statements.

                              PRIME CASH FUND
                    STATEMENTS OF CHANGES IN NET ASSETS
                                                      Year Ended December 31,
FROM INVESTMENT ACTIVITIES:                             1996      1995

Net investment income . . . . . . . . . . . .      $    115,320  $  3,851,571
Dividends to shareholders ($ 0.0045
  and $ .0552 per share, respectively) . . . .          115,320   (3,851,571)
Change in net assets derived from
  investment activities                                    ----        -----

FROM FUND SHARE TRANSACTIONS:
                                  SHARES
                          Year Ended December 31,
                           1996         1995
Shares sold . . . . . . .    1,059    170,912,151         1,059   170,912,151
Shares redeemed . . .  (30,008,702) (179,309,010)  (30,008,702) (179,309,010)
Decrease in shares and
  net assets derived
  from Fund share
  transactions         (30,007,643)  (8,396,859)   (30,007,643)   (8,396,859)
Net decrease in net
  assets. . . . . . .                              (30,007,643)   (8,396,859)
NET ASSETS:
Beginning of Year . . . . . .                        30,008,644    38,405,503

End of Year . . . . . . . . .                         $   1,001  $ 30,008,644

              See accompanying notes to financial statements.

                              PRIME CASH FUND
                       NOTES TO FINANCIAL STATEMENTS


Note A - Summary of Significant Accounting Policies:

    Prime Cash Fund (the "Fund") was organized on September 10, 1982 as a Massachusetts business trust authorized to issue an unlimited number of shares, and commenced operations on April 12, 1983 as a diversified, open-end investment company. The Fund ceased operations on February 1, 1996 inasmuch as all shares outstanding, except for 1,001 shares owned by Aquila Management Corporation, had been redeemed by shareholders. Although the Fund is not conducting a public offering of it shares, it will continue its existence as a Massachusetts business trust and maintain its registration as an investment company.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: The Fund's portfolio securities were valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximated market. Under this method, a portfolio security is valued at cost, adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts were included in interest income.

(2) Securities transactions and related investment income: Security transactions were recorded on the trade date. Realized gains and losses from securities transactions were reported on the identified cost basis. Interest income was recorded daily on the accrual basis and was adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

(3) Federal income taxes: The Fund qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund made distributions of income and securities profits sufficient to relieve it from all, or substantially all, federal income and excise taxes.

(4) Repurchase agreements: The Fund monitored closely the creditworthiness of all firms with which it entered into repurchase agreements, and took possession of, or otherwise perfected its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell were marked to market every business day so that the value of the "collateral" was at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as was considered necessary to provide a margin of safety.

(5) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note B - Management Fee and Other Transactions with Affiliates:

    TCW Funds Management, Inc. (the "Adviser") became Investment Adviser to the Fund in April, 1992. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services for which it receives a fee which is payable monthly and computed on the net assets of the Fund as of the close of business each day at the annual rate of 0.25% of the net assets up to $ 300 million and 0.35% of the net assets above $ 300 million. The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Fund other than those relating to the investment portfolio and the maintenance of the accounting books and records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Fund as of the close of business each day at the annual rate of 0.25% of the net assets up to $ 300

                              PRIME CASH FUND
                       NOTES TO FINANCIAL STATEMENTS
                                (continued)


million and 0.15% of the net assets above $ 300 million. Specific details as to the nature and the extent of the services provided by the Adviser and Administrator are more fully described in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based on the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, exceed the lesser of
(i) 2.5% of the first $ 30 million of average annual net assets of the Fund plus 2% of the next $ 70 million of such assets and 1.5% of its average annual net assets in excess of $ 100 million, or (ii) 25% of the Fund's total annual investment income. No such reduction in fees was required during the year ended December 31, 1996.

    For the year ended December 31, 1996, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $ 5,481 and $ 5,481, respectively. During this period, the Adviser and Administrator voluntarily waived fees of $ 1,108 and $ 3,295, respectively, and the Administrator voluntarily agreed to reimburse the Fund for other expenses in the amount of $ 2,188.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. No compensation or fees are paid to the Distributor for such share distribution.

Note C - Distributions:

    During the period from January 1, 1996 through January 31, 1996, the Fund declared dividends daily from net investment income and made payment at the end of the period.



Report on the Annual Meeting of Shareholders (unaudited)

     The Annual Meeting of Shareholders of Prime Cash Fund ("the Fund") was held on December 23, 1996*. At the meeting, the following matters were submitted to a shareholder vote and approved by a unanimous vote of the
Fund's outstanding voting securities:   (i) the election of Lacy B. Herrmann,
Paul Y. Clinton, and Theodore T. Mason as Trustees to hold office until the next annual meeeting of the Fund's shareholders or until his or her successor is duly elected, and (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1996.


* On the record date for this meeting, 1,001 shares of the Fund were outstanding and entitled to vote. The holders of 1,001 shares (100%) entitled to vote were present in person or by proxy at the meeting.



Federal Tax Status of 1996 Dividends (unaudited)

    The total amount of dividends declared in 1996 by Prime Cash Fund is taxable as ordinary dividend income for Federal income tax purposes.

                              PRIME CASH FUND
                           FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

                                           Year Ended December 31,
                                1996      1995      1994      1993      1992
Net Asset Value,
  Beginning of Year . .      $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000

Income from Investment Operations:
  Net investment income        0.0045    0.0552    0.0370    0.0260    0.0327

Less Distributions:
  Dividends from net investment
    income. . . . . . .      (0.0045)  (0.0552)  (0.0370)  (0.0260)  (0.0327)

Net Asset Value,
  End of Year . . . . .      $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000

Total Return. . . . . .             *     5.66%     3.76%     2.63%     3.19%

Ratios/Supplemental Data
  Net Assets, End of Year
   (in thousands) . . .             1  $ 30,009  $ 38,406  $ 67,170  $ 96,563
  Ratio of Expenses to
   Average Net Assets .             *     0.45%     0.55%     0.61%     0.68%
  Ratio of Net Investment Income to
   Average Net Assets .             *     5.55%     4.00%     2.60%     3.27%

* Results are not presented for 1996 inasmuch as the Fund was in operation for only one month. For the years ended December 31, 1995 and December
   31, 1994, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the Adminstrator's voluntary expense reimbursement and, the expense offset in custodian fees for uninvested cash balances in 1995, would have been:

  Net Investment Income            *  $ 0.0525   $ 0.0350
  Ratio of Expenses to
    Average Net Assets             *     0.72%      0.76%
  Ratio of Net Investment Income
    to Average Net Assets          *     5.28%      3.79%

Note: Effective April 1, 1992, TCW Funds Management Inc. became the Fund's Adviser, replacing Security Pacific National Bank.


            See accompanying notes to financial statements.

                     INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Prime Cash Fund:

  We have audited the accompanying statement of assets and liabilities of Prime Cash Fund, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note A to the financial statements, Prime Cash Fund ceased operations on February 1, 1996.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

New York, New York
January 13, 1997